Shareholders' Equity	12 Months Ended
Dec. 31, 2015
Shareholders' Equity
Shareholders' Equity

18.Shareholders’ Equity

Shares Authorized and Outstanding

The Board of Directors is authorized to issue shares of any class in the capital of the Company. The authorized capital stock of IGT PLC consists of 1.85 billion shares of common stock with a $0.10 per share par value.

Shares of common stock outstanding were as follows:

	December 31,
	2015	2014	2013

Balance at beginning of year	172,792,526	173,992,168	172,454,507
Shares issued upon acquisition of IGT	45,322,614	—	—
GTECH rescission shares	(19,734,245)	—	—
Shares issued upon exercise of stock options	744,374	304,619	1,198,191
Shares issued under restricted stock award plans	1,118,970	679,242	339,470
Treasury stock purchases	—	(2,183,503)	—

Balance at end of year	200,244,239	172,792,526	173,992,168

In connection with the Holdco Merger, GTECH shareholders received one newly issued common share in IGT PLC (having a par value of $0.10 per share) for each common share held in GTECH (having a par value of €1.00 per share).

Shares Issued Upon Acquisition of IGT

As described in Notes 1 and 3, the acquisition of IGT was completed on April 7, 2015. Upon the acquisition, IGT shareholders received 45,322,614 IGT PLC common shares in accordance with the terms of the transaction.

GTECH Rescission Shares

GTECH shareholders who did not vote in favor of the Holdco Merger were entitled to exercise a cash exit right equal to €19.174 per share. GTECH shareholders exercised the cash exit right on 19,796,852 GTECH shares, of which 62,607 were subsequently purchased by other GTECH shareholders, resulting in 19,734,245 net shares repurchased upon the Holdco Merger. The Company paid $407.8 million to shareholders.

Treasury Stock Purchases

From time to time, the Board of Directors authorizes the Company to repurchase IGT PLC common stock. In 2014, the Company repurchased common shares under programs authorized in June 2014 (the “June Program”) and October 2014 (the “October Program”) as detailed below:

	Maximum
	Shares		Purchase
	Authorized	Shares	Price
	for Purchase	Acquired	($ thousands)
June Program	1,782,426	1,782,426	43,380
October Program	16,676,505	401,077	9,780

	18,458,931	2,183,503	53,160

The June Program was authorized to fulfill outstanding stock-based compensation plans and the October Program was authorized to ensure the regular trading of the Company’s shares in the event that unusual movements occurred due to excess volatility or lack of liquidity from the then-pending acquisition of IGT. The June Program expired in July 2014 and the October Program expired upon the Mergers. Treasury shares were subsequently cancelled upon completion of the Mergers.

Dividends

The Company declared cash dividends per share during the periods presented as follows:

	$	€
2015:
Third Quarter	0.20	—
Fourth Quarter	0.20	—

Total cash dividends declared	0.40	—

2014:
Second Quarter	1.04	0.75
Fourth Quarter	0.93	0.75

Total cash dividends declared	1.97	1.50

2013:
Second Quarter	0.95	0.73

Total cash dividends declared	0.95	0.73

Dividends declared in euro in 2014 and 2013 were translated into U.S. dollars at the exchange rates in effect on the dates the dividends were declared.

Future dividends are subject to Board of Director approval.

The terms of the Company’s RCF Senior Facilities Agreement restrict the payment of dividends and repurchases of IGT PLC common stock to an aggregate amount of $400 million or $300 million in each calendar year, depending on the Company’s debt ratings.